UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2021

Smith & Wesson Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts 01104

(Address of principal executive offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	SWBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 3, 2021, our Board of Directors appointed Fred M. Diaz and Denis G. Suggs as directors. At this time, neither Mr. Diaz nor Mr. Suggs have been added to any committees of our Board of Directors. In accordance with our compensation policies for new directors, we granted Messrs. Diaz and Suggs each restricted stock units, or RSUs, for 5,356 shares of our common stock. One-twelfth of the RSUs will vest each month and be delivered on the one-year anniversary of the May 3, 2021 grant date. Messrs. Diaz and Suggs will also be eligible to receive compensation for their service on our Board of Directors in accordance with board compensation policies in effect from time to time, which are described under the caption “Director Compensation” in our proxy statement filed with the Securities and Exchange Commission on August 28, 2020. In connection with their appointment, we will enter into our standard form of indemnity agreement with Messrs. Diaz and Suggs, as originally filed with the Securities and Exchange Commission on June 30, 2009. There are no other arrangements or understandings pursuant to which Messrs. Diaz and Suggs were selected as directors. There are no related party transactions between us and Messrs. Diaz and Suggs, respectively, reportable under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

We are furnishing the disclosure in this Item 7.01 in connection with the disclosure of information in the form of the textual information from a press release published on May 3, 2021 announcing Messrs. Diaz’s and Suggs’s appointment to our Board of Directors. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Press release from Smith & Wesson Brands, Inc., dated May 3, 2021, entitled “Smith & Wesson Announces Two New Appointments to Board of Directors”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON BRANDS, INC.

Date: May 3, 2021	By:	/s/ Robert J. Cicero
Robert J. Cicero
Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary